EXHIBIT 10.3

RASER TECHNOLOGIES, INC. AND THERMO NO. 1 BE-01, LLC

PROMISSORY NOTE

     New York, New York $725,000 April 15, 2011

FOR VALUE RECEIVED, RASER TECHNOLOGIES, INC., a Delaware corporation, and THERMO NO. 1 BE-01, LLC, a Delaware limited liability company (each, a “Borrower” and collectively, the “Borrowers”), jointly and severally promise to pay to the order of DAVID S. HANDSMAN or its permitted assignees (the “Lender”) the principal amount SEVEN HUNDRED TWENTY FIVE THOUSAND ($725,000) DOLLARS or, if less, the aggregate amount of Loan (as defined in the Bridge Loan Agreement referred to below) made by the Lender to the Borrowers pursuant to the Bridge Loan Agreement referred to below outstanding on the Maturity Date (as defined in the Bridge Loan Agreement referred to below) on the Maturity Date.

The Borrowers also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid at the rates and at the times which shall be determined in accordance with the provisions of the Bridge Loan Agreement.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Lender described in the Bridge Loan Agreement. Until notified of the transfer of this Note, the Borrowers shall be entitled to deem the Lender or such person who has been so identified by the transferor in writing to the Borrowers as the holder of this Note, as the owner and holder of this Note. Each of the Lender and any subsequent holder of this Note agrees that before disposing of this Note or any part hereof it will make a notation of all principal payments previously made hereunder on the schedule attached hereto, if any; provided, however, that the failure to make notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Borrowers hereunder with respect to payments of principal or interest on this Note.

This Note is referred to in, and is entitled to the benefits of, the Bridge Loan Agreement dated as of April 15, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Bridge Loan Agreement”) between the Borrowers and the Lender. The Bridge Loan Agreement, among other things, (i) provides for the making of an advance (the “Loan”) by the Lender to the Borrowers on the date hereof in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrowers resulting from such Loan being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

The terms of this Note are subject to amendment only in the manner provided in the Bridge Loan Agreement.

No reference herein to the Bridge Loan Agreement and no provision of this Note or the Bridge Loan Agreement shall alter or impair the obligation of the Borrowers, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

The Borrowers jointly and severally promise to pay all reasonable out-of-pocket costs and expenses, including reasonable attorneys’ fees, incurred by the Lender and its permitted assignees, in the collection and enforcement of this Note. The Borrowers hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest and demand and, except as expressly provided in Section 7.01 of the Bridge Loan Agreement, notice of every kind.

This Note shall be governed by, and construed in accordance with, the laws of the state of New York without giving effect to its choice of law principles which would require in the application of the law of another jurisdiction.

[Signature page to follow]

     IN WITNESS WHEREOF, the Borrowers have caused this Note to be executed and delivered by its duly authorized officer, as of the date and the place first above written.

RASER TECHNOLOGIES, INC., as a Borrower By: /s/ Nicholas Goodman ______________ Name: Nicholas Goodman Title: CEO

THERMO NO. 1 BE-01, LLC, as a Borrower

By: /s/ Nicholas Goodman ______________ Name: Nicholas Goodman Title: Manager

TRANSACTIONS
ON
NOTE

Amount of
	Amount of	Principal	Principal	Notation
Date	Loan Made	Paid	Balance	Made By

ALLONGE NO. 1 TO PROMISSORY NOTE

     Reference is hereby made to that certain Promissory Note dated April 15, 2011, made by RASER TECHNOLOGIES, INC., a Delaware corporation, and THERMO NO. 1 BE-01, LLC, a Delaware limited liability company (each, a “Borrower” and collectively, the “Borrowers”) to the order of DAVID S. HANDSMAN or his permitted assignees (the “Lender”) in the original principal amount of SEVEN HUNDRED TWENTY FIVE THOUSAND ($725,000) DOLLARS (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Note”), to which this Allonge is attached and of which this Allonge shall be deemed a part. All capitalized terms not defined herein have the meanings given to them in the Note.

Effective as of April 15, 2011:

     a. The stated principal amount of the Note is hereby increased from SEVEN HUNDRED TWENTY FIVE THOUSAND ($725,000) DOLLARS to SEVEN HUNDRED FIFTY THOUSAND ($750,000) DOLLARS.

     Except as specifically amended hereby, all terms and provisions contained in the Note shall remain unchanged and in full force and effect.

THIS ALLONGE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW PRINCIPLES WHICH WOULD REQUIRE IN THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Allonge as of the Effective

Date.

RASER TECHNOLOGIES, INC., as a Borrower

By: /s/ Nicholas Goodman ______________ Name: Nicholas Goodman Title: CEO

THERMO NO. 1 BE-01, LLC, as a Borrower

By: /s/ Nicholas Goodman ______________ Name: Nicholas Goodman Title: Manager

1